Exhibit 1.1

Execution Version

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

7,400,460 Shares of Common Stock

(par value $0.001 per share)

Underwriting Agreement

November 10, 2020

Morgan Stanley & Co. LLC

Cowen and Company, LLC

As Representatives of the several

Underwriters listed in Schedule A

hereto

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

c/o Cowen and Company, LLC

599 Lexington Avenue

New York, NY 10022

Ladies and Gentlemen:

Pacific Biosciences of California, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 6,096,112 shares of its common stock, par value $0.001 per share (the “Shares”), and the stockholder of the Company named in Schedule B (the “Selling Stockholder”) proposes, subject to the terms and conditions of this underwriting agreement (this “Agreement”), to sell to the Underwriters 1,304,348 Shares. The 6,096,112 Shares to be sold by the Company and the 1,304,348 Shares to be sold by the Selling Stockholder are collectively called the “Firm Shares.” In addition, the Company has granted to the Underwriters an option to purchase up to an additional 914,416 Shares, and the Selling Stockholder has granted to the Underwriters an option to purchase up to an additional 195,652 Shares. Such additional 914,416 Shares to be sold by the Company and 195,652 Shares to be sold by the Selling Stockholder, if any, pursuant to such option are collectively called the “Optional Shares.” The Firm Shares and, if and to the extent such option is exercised, the Optional Shares, are collectively called the “Offered Shares.” Morgan Stanley & Co. LLC (“Morgan Stanley”) and Cowen and Company, LLC (“Cowen”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares. To the extent there are no additional underwriters listed on Schedule A, the term “Representatives” as used herein shall mean you, as the Underwriters, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3, File No. 333-249999, including a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the offer and sale of the Offered Shares is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of any such Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The preliminary prospectus supplement, dated November 10, 2020, describing the Offered Shares and the offering thereof (the “Preliminary Prospectus Supplement”), together with the Base Prospectus, is called the “Preliminary Prospectus,” and the Preliminary Prospectus and any other prospectus supplement to the Base Prospectus in preliminary form that describes the Offered Shares and the offering thereof and is used prior to the filing of the Prospectus (as defined below), together with the Base Prospectus, is called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Offered Shares and the offering thereof, together with the Base Prospectus, in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act.

As used herein, “Applicable Time” is 7:30 p.m. (New York time) on November 10, 2020. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the free writing prospectuses, if any, identified on Schedule C hereto (“Issuer Free Writing Prospectuses”) and the pricing information set forth on Schedule D hereto. As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Offered Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act).

All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in, or “part of” the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, and all other references of like import, shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be.

All references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), that is or is deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus, or the Prospectus, as the case may be.

All references in this Agreement to (i) the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, the Base Prospectus or the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the offering of the Offered Shares as contemplated by Section 3(m) of this Agreement.

In the event that the Company has only one subsidiary, then all references herein to “subsidiaries” of the Company shall be deemed to refer to such single subsidiary, mutatis mutandis.

The Company and the Selling Stockholder hereby confirm their agreement with the Underwriters as follows:

1.    Representations and Warranties.

(I)        Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date of this Agreement, the Applicable Time, the First Closing Date (as hereinafter defined) and each Option Closing Date (as hereinafter defined), if any, as follows:

(a)    Compliance with Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission. At the time the Company’s most recent Annual Report on Form 10-K was filed with the Commission, or, if later, at the time the Registration Statement was originally filed with the Commission, the Company met the then-applicable requirements for use of an “automatic shelf registration statement” as defined under Rule 405 under the Securities Act on Form S-3 under the Securities Act. The Company meets the requirements for use of an “automatic shelf registration statement” as defined under Rule 405 under the Securities Act on Form S-3 under the Securities Act and meets the definition of “experienced issuer” as specified in Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 5110(J)(6). The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, or became effective under the Exchange Act, as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act.

(b)    No Misstatement or Omission. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at the time of each sale of the Offered Shares and at the First Closing Date (as defined in Section 2), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date and (as then amended or supplemented) at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information consists of the information described in Section 9(c) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

(c)    Issuer Status; Free Writing Prospectuses; Road Show. As of (i) the time of the filing of the Registration Statement, (ii) the time of the most recent amendment to the Registration Statement for purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Offered Shares in reliance on the exemption of Rule 163 under the Securities Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the offering of the Offered Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus and not superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule C, and bona fide electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior written consent, prepare, use or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)    Market Capitalization. The Company is not a shell company (as defined in Rule 405 under the Securities Act) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

(e)    Distribution of Offering Material by the Company. Prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 2, and (ii) the completion of the Underwriters’ distribution of the Offered Shares, neither the Company nor any Underwriter has distributed nor will distribute any offering material in connection with the offering and sale of the Offered Shares other than the Registration Statement, the Time of Sale Prospectus, the Prospectus or any free writing prospectus reviewed and consented to by the Representatives and the Company, and the free writing prospectuses, if any, identified on Schedule C hereto.

(f)    Financial Information. The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries (as defined below) as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance in all material respects with the requirements of the Securities Act and Exchange Act and in conformity with GAAP (as defined below) applied on a consistent basis during the periods involved, except as may be expressly stated in the related notes thereto; the other financial and statistical data with respect to the Company and the Subsidiaries (as defined below) contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus and the Issuer Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g)    Conformity with EDGAR Filing. The Preliminary Prospectus and Prospectus delivered to the Underwriters for use in connection with the sale of the Offered Shares pursuant to this Agreement will be identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

(h)    Organization. The Company and each of its Subsidiaries (as defined below) are duly organized, validly existing as a corporation and in good standing under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries (as defined below) are duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company and the Subsidiaries (as defined below) taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

(i)    Subsidiaries. The subsidiaries set forth on Exhibit 21 to the Company’s most recent Annual Report on Form 10-K (collectively, the “Subsidiaries”), are the Company’s only significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company owns, directly or indirectly, all of the equity interests of the Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Subsidiaries are validly issued and are fully paid, nonassessable and free of preemptive and similar rights. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company other than as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(j)    No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any Governmental Authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k)    No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Free Writing Prospectuses, if any (including any document deemed incorporated by reference therein), there has not been (i) any Material Adverse Effect or the occurrence of any development that the Company reasonably expects will result in a Material Adverse Effect, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company or any of its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Registration Statement or Prospectus (including any document deemed incorporated by reference therein).

(l)    Capitalization. The issued and outstanding shares of capital stock of the Company, including the Shares to be sold by the Selling Stockholder, have been validly issued, are fully paid and nonassessable and, other than as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options, restricted stock units or similar equity securities under the Company’s existing stock option plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Stock outstanding on the date hereof) and such authorized capital stock conforms in all material respects to the description thereof set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The description of the securities of the Company in the Registration Statement, the Time of Sale Prospectus and the Prospectus is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement, the Time of Sale Prospectus or the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

(m)    Authorization; Enforceability. The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(n)    Authorization of the Offered Shares. The Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, will be duly authorized and validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Offered Shares, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(o)    No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Offered Shares, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by-laws and rules of the FINRA or Nasdaq (as defined below) in connection with the sale of the Offered Shares.

(p)    No Preferential Rights. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or except as otherwise waived in writing prior to the date hereof, (i) no person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Stock or shares of any other capital stock or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, rights of co-sale, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Stock or shares of any other capital stock or other securities of the Company, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Common Stock, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act any Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Offered Shares as contemplated thereby or otherwise.

(q)    Independent Public Accounting Firm. Ernst & Young LLP (the “Accountant”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K filed with the Commission and incorporated by reference into the Registration Statement and the Prospectus, are and, during the periods covered by their report, were an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company.

(r)    Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof.

(s)    No Litigation. Except as set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus, there are no legal, governmental or regulatory actions, suits or proceedings by or before any Governmental Authority pending, nor, to the Company’s knowledge, any legal, governmental or regulatory audits or investigations by or before any Governmental Authority, to which the Company or a Subsidiary is a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect and, to the Company’s knowledge, no such actions, suits, proceedings, audits or investigations are threatened by any Governmental Authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory audits, investigations, actions, suits or proceedings by or before any Governmental Authority that are required under the Securities Act to be described in the Time of Sale Prospectus or Prospectus that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed.

(t)    Consents and Permits. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its Subsidiaries have made all filings, applications and submissions required by, possesses and is operating in compliance with, all approvals, licenses, certificates, certifications, clearances, consents, grants, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign Governmental Authority (including, without limitation, the United States Food and Drug Administration (the “FDA”), the United States Drug Enforcement Administration or any other foreign, federal, state, provincial, court or local government or regulatory authorities including self-regulatory organizations engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials) necessary for the ownership or lease of their respective properties or to conduct its businesses as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (collectively, “Permits”), except for such Permits the failure of which to possess, obtain or make the same would not reasonably be expected to have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Permits, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect; all of the Permits are valid and in full force and effect, except where any invalidity, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where the failure to renew such license, certificate, permit or authorization in the ordinary course, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(u)    Regulatory Filings. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its Subsidiaries has failed to file with the applicable Governmental Authority (including, without limitation, the FDA, or any foreign, federal, state, provincial or local Governmental Authority performing functions similar to those performed by the FDA) any required filing, declaration, listing, registration, report or submission, except for such failures that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions, except for any deficiencies that, individually or in the aggregate, would not have a Material Adverse Effect.

(v)    Intellectual Property. Except as disclosed in, or incorporated by reference into, the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its Subsidiaries own, possess, license or have other rights to use, or could obtain on commercially reasonable terms, all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in, or incorporated by reference into, the Registration Statement, the Time of Sale Prospectus and the Prospectus (i) there are no rights of third parties to any such Intellectual Property owned by the Company and its Subsidiaries except for in-licensed Intellectual Property, and except for licenses granted in the ordinary course to third parties or that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned by or licensed to the Company; and (vii) the Company and its Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such Subsidiary, and all such agreements are in full force and effect, except, in the case of any of clauses (i)-(vii) above, for any such infringement by third parties or any such pending or threatened suit, action, proceeding or claim as has been disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus or would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)    No Material Defaults. Neither the Company nor any of the Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(x)    Certain Market Activities. Neither the Company nor any of its Subsidiaries, nor any of their respective directors, executive officers or controlling persons, has taken, directly or indirectly, any action designed to or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of the Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(y)    Broker/Dealer Relationships. Neither the Company nor any of the Subsidiaries or related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

(z)    Taxes. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Registration Statement, the Time of Sale Prospectus or the Prospectus, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

(aa)    Title to Real and Personal Property. Except as set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus (and other than Intellectual Property, addressed in Section 1(I)(v) hereof), the Company and its Subsidiaries have good and marketable title in fee simple to all items of real property owned by them, good and valid title to all personal property described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as being owned by them that are material to the businesses of the Company or such Subsidiary, in each case free and clear of all liens, encumbrances and claims, except those matters that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real or personal property described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as being leased by the

Company and any of its Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the properties of the Company and its Subsidiaries complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus or except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect. None of the Company or its Subsidiaries has received from any Governmental Authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and its Subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect, individually or in the aggregate.

(bb)    Environmental Laws. Except as set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company and its Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement, the Time of Sale Prospectus or the Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)    Disclosure Controls. The Company and each of its Subsidiaries maintain systems of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Registration Statement, Time of Sale Prospectus or Prospectus). Since the date of the latest audited financial statements of the Company included in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Registration Statement, Time of Sale Prospectus or Prospectus).

The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and the disclosure controls and procedures are effective. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Securities Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(dd)    Sarbanes-Oxley. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(ee)    Finder’s Fees. Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to or pursuant to this Agreement.

(ff)    Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Material Adverse Effect.

(gg)    Investment Company Act. Neither the Company nor any of the Subsidiaries is, or will be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus or the Prospectus, required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(hh)    Operations. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ii)    Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that would reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

(jj)    ERISA. To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(kk)    Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that is was false or misleading.

(ll)    Margin Rules. Neither the issuance, sale and delivery of the Offered Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(mm)    Insurance. The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of its Subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies engaged in similar businesses in similar industries.

(nn)    No Improper Practices. (i) Neither the Company nor the Subsidiaries, nor any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Subsidiary or any affiliate of them, on the one hand, and the directors, officers, or stockholders of the Company or, to the Company’s knowledge, any Subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus that is not so described; (iv) except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Subsidiary or any of their respective products or services, and, (vi) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any Subsidiary has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law (collectively, “Anti-Corruption Laws”), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient or securing any improper advantage, or (C) made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any Anti-Corruption Laws.

(oo)    No Conflicts. Neither the execution of this Agreement, nor the issuance, offering or sale of the Offered Shares, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company, or (y) in any violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any Governmental Authority having jurisdiction over the Company other than, with respect to clause (y) only, any violation that would not have a Material Adverse Effect.

(pp)    Sanctions. (i) The Company represents that, neither the Company nor any of its Subsidiaries (collectively, the “Entity”) or any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph (pp), “Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List (as amended, collectively, “Sanctions”), nor

(B) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, Cuba, Iran, North Korea, Syria and the Crimea Region of the Ukraine) (the “Sanctioned Countries”).

(ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Entity represents and covenants that, except as detailed in the Registration Statement and the Prospectus, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaging in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or is or was a Sanctioned Country.

(qq)    Compliance with Laws. The Company and each of its Subsidiaries are in compliance with all applicable laws, regulations and statutes (including Environmental Laws) in the jurisdictions in which it carries on business; the Company has not received a notice of non-

compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations and statutes, and does not have knowledge of any pending change or contemplated change to any applicable law or regulation or governmental position; except, in each case, where such non-compliance, potential non-compliance or potential change in an applicable law, regulation or governmental position, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(rr)    Statistical and Market-Related Data. All statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(ss)    Stock Exchange Listing. The Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on The Nasdaq Global Select Market (the “Nasdaq”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares under the Exchange Act or delisting the Shares from the Nasdaq, nor has the Company received any notification that the Commission or the Nasdaq is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of Nasdaq.

(tt)    Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that have not been described as required.

(uu)    Parties to Lock-Up Agreements. The Company has furnished to the Underwriters a letter agreement in the form attached hereto as Exhibit A-1 (the “Company Lock-up Agreement”) from each of the persons listed on Exhibit B. Such Exhibit B lists under an appropriate caption the directors and executive officers of the Company.

(vv)    Privacy Compliance. (i) The Company and each of its Subsidiaries have materially complied and are presently in material compliance with all of their internal and external privacy policies, contractual obligations, industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, security, privacy, disposal and disclosure by the Company or any of its Subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data (“Data Security Obligations,” and such data, “Data”); (ii) the Company has not received any written notification of or written complaint regarding and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate its or its Subsidiaries’ non-compliance with any Data Security Obligation; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance by the Company or its Subsidiaries with any Data Security Obligation.

(ww)    Data Security. The Company and each of its Subsidiaries have implemented technical and organizational measures reasonably designed to protect the information technology systems and Data used by or on behalf of the Company or its Subsidiaries in connection with the operation of the Company’s and its Subsidiaries’ businesses. Without limiting the foregoing, the Company and its Subsidiaries have used reasonable efforts to establish and maintain, and have established, maintained, implemented and complied with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures relating to such systems, Data and operations, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are reasonably designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to such information technology systems and Data used in connection with the operation of the Company’s and its Subsidiaries’ businesses (“Breach”). There has been no such Breach, and the Company and its Subsidiaries have not been notified of and have no knowledge of any event or condition that would reasonably be expected to result in, any such Breach.

Any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering, or the purchase and sale, of the Offered Shares shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

(II)    Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter and the Company as of the date of this Agreement, the Applicable Time, the First Closing Date (as hereinafter defined) and each Option Closing Date (as hereinafter defined), if any, as follows:

(a)    Authorization. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, and for the sale and delivery of the Offered Shares to be sold by the Selling Stockholder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Shares to be sold by the Selling Stockholder.

(b)    No Violation or Default. The sale of the Offered Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with this Agreement and the consummation of the transactions herein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) will not result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any property or assets of the Selling Stockholder, except with respect to (i) and (ii) for any such conflict, breach or violation that would not have a material adverse effect on the ability of the Selling Stockholder to consummate such transactions; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement and the consummation by the Selling Stockholder of the transactions contemplated by this Agreement in connection with the Offered Shares to be sold by the Selling Stockholder, except the registration under the Securities Act of the Offered Shares and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or the rules of FINRA in connection with the purchase and distribution of the Securities by the Underwriters.

(c)    Valid Title. The Selling Stockholder has, and immediately prior to the First Closing Date (as hereinafter defined) and each Option Closing Date (as hereinafter defined), if any, the Selling Stockholder will have good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Offered Shares to be sold by the Selling Stockholder hereunder at such First Closing Date or Option Closing Date, as applicable, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Offered Shares and payment therefor pursuant hereto, good and valid title to such Offered Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

(d)    Lock-up Agreement. On or prior to the date of the Preliminary Prospectus, the Selling Stockholder has executed and delivered to the Underwriters an agreement substantially in the form of Exhibit A-2 (the “Selling Stockholder Lock-up Agreement”) hereto.

(e)    No Stabilization. The Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares.

(f)    No Misstatement or Omission. To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with the Selling Stockholder Information (as defined below) such Registration Statement and Preliminary Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. “Selling Stockholder Information” consists solely of the information with respect to the Selling Stockholder in the beneficial ownership table under the caption “Selling Stockholder” in the Preliminary Prospectus and the Prospectus.

(g)    Tax Form. In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder will deliver to you prior to or at the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(h)    No Improper Practices. The Selling Stockholder will not directly or indirectly use the proceeds of the offering of the Offered Shares hereunder, or lend, contribute or otherwise make available such proceeds to any other person or entity, (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions, or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions, or (ii) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Money Laundering Laws or any applicable anti-bribery or Anti-Corruption Laws.

(i)    No Material Non-Public Information. The Selling Stockholder is not prompted by any material non-public information concerning the Company or any of its subsidiaries that is not disclosed in the Preliminary Prospectus to sell its Offered Shares pursuant to this Agreement.

(j)    Regulation BI. The Selling Stockholder acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the Selling Stockholder with respect to the offering and sale of the Offered Shares, and the Selling Stockholder has consulted his own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The Selling Stockholder further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to the Selling Stockholder in connection with the offering and sale of the Offered Shares, the Underwriters are not making a recommendation to the Selling Stockholder to participate in the offering and sale of the Offered Shares or sell any Shares at the purchase price to be paid by the Underwriters, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

2.    Purchase, Sale and Delivery of the Offered Shares.

(a)    The Firm Shares. Upon the terms herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 6,096,112 Firm Shares, and the Selling Stockholder agrees to sell to the several Underwriters an aggregate of 1,304,348 Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholder the respective aggregate number of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Share to be paid by the several Underwriters to the Company and the Selling Stockholder shall be $13.395 per share.

(b)    The First Closing Date. Delivery by electronic book-entry of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Cooley LLP, 55 Hudson Yards, New York, New York 10001 (or such other place as may be agreed to by the Company, the Selling Stockholder and the Representatives) at 10:00 a.m. Eastern time, on November 13, 2020, or such other time and date not later than 4:00 p.m. Eastern time, on November 23, 2020 as the Representatives shall designate by notice to the Company and the Selling Stockholder (the time and date of such closing are called the “First Closing Date”). The Company and the Selling Stockholder hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11.

(c)    The Optional Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 914,416 Optional Shares from the Company, and the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 195,652 Optional Shares from the Selling Stockholder, all at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Company and the Selling Stockholder, which notice may be given at any time within thirty (30) days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option and (ii) the time, date and place at which the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Optional Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date,” shall be determined by the Representatives and shall not be earlier than two (2) or later than five (5) full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares and (b) the Company and the Selling Stockholder agree to sell the number of Optional Shares set forth in the “introductory” paragraph of this Agreement (subject to such adjustments to eliminate fractional shares as the Representatives may determine). The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Stockholder.

(d)    Public Offering of the Offered Shares. The Representatives hereby advise the Company and the Selling Stockholder that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed as the Representatives, in its sole judgment, have determined is advisable and practicable.

(e)    Payment for the Offered Shares. (i) Payment for the Offered Shares shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Company and the Selling Stockholder, as applicable. (ii) It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. Morgan Stanley and Cowen, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f)    Delivery of the Offered Shares. The Company and the Selling Stockholder shall deliver, or cause to be delivered, by electronic book-entry to the Representatives for the accounts of the several Underwriters the Firm Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company and the Selling Stockholder shall also deliver, or cause to be delivered, by electronic book-entry through the facilities of DTC unless the Representatives shall otherwise instruct, to the Representatives for the accounts of the several Underwriters, the Optional Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Delivery of the Offered Shares shall be made by credit to the accounts designated by the Representatives through The Depository Trust Company’s full fast transfer or DWAC programs. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

3.    Additional Covenants of the Company.

The Company further covenants and agrees with each Underwriter as follows:

(a)    Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to you in New York City, without charge, as soon as reasonably practicable on the business day next succeeding the date of this Agreement and during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b)    Representatives’ Review of Proposed Amendments and Supplements. During the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (i) will furnish to the Representatives for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) will not amend or supplement the Registration Statement (excluding any amendment or supplement through incorporation of any report filed under the Exchange Act) without the Representatives’ prior written consent. Prior to amending or supplementing any preliminary prospectus, the Time of Sale Prospectus or the Prospectus (excluding any amendment or supplement through incorporation of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representatives’ prior written consent (excluding any amendment or supplement through incorporation of any report filed under the Exchange Act). The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)    Free Writing Prospectuses. The Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representatives’ prior written consent. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Offered Shares (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representatives for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representatives’ prior written consent.

(d)    Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(e)    Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company shall (subject to Section 3(b) and Section 3(c) hereof) promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)    Certain Notifications and Required Actions. After the date of this Agreement and during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company shall promptly advise the Representatives in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes; and (v) any notice of objection of the Commission to use the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act. If the Commission issues a notice of objection, the Company will promptly take such steps including, without limitation, amending the Registration Statement of filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Offered Shares by the Underwriters. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430B under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g)    Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, the Company agrees (subject to Section 3(b) and Section 3(c)) hereof to promptly prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the

Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law. Neither the Representatives’ consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(b) or Section 3(c).

(h)    Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(i)    Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(j)    Earnings Statement. The Company will make generally available (which may be satisfied by filing with EDGAR) to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(k)    Continued Compliance with Securities Laws. The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and the Nasdaq all reports and documents required to be filed under the Exchange Act.

(l)    Listing. The Company will use its reasonable best efforts to list, subject to notice of issuance, the Offered Shares on the Nasdaq.

(m)    Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives, an “electronic Prospectus” to be used in connection with the offering and sale of the Offered Shares. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to the Time of Sale Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(n)    Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and continuing through and including the ninetieth (90th) day following the date of the Prospectus (such period, as extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Shares or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position “ (as defined in Rule 16a-1(b) under the Exchange Act) of any Shares or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Shares or Related Securities; (iv) in any other way transfer or dispose of any Shares or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Shares or Related Securities; (vii) file any registration statement under the Securities Act in respect of any Shares or Related Securities (other than as contemplated by this Agreement with respect to the Offered Shares); or (viii) publicly announce the intention to do any of the foregoing; provided, however, that the Company may (A) effect the transactions contemplated hereby; (B) issue Shares or options to purchase Shares or restricted stock units or similar equity securities, or issue Shares upon exercise of options, restricted stock units or similar equity securities, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or hereafter disclosed in a filing incorporated by reference into the Registration Statement; (C) file registration statements on Form S-8 or amendments thereto; and (D) issue Shares in connection with any bona fide joint venture, commercial or collaborative relationship or the acquisition or license by the Company of the securities, businesses, property or other assets of another person or entity pursuant to any employee benefit plan assumed by the Company in connection with such acquisition; provided, however, that in the case of clause (D), (x) such Shares shall not in the aggregate exceed 5% of the Company’s outstanding shares of common stock on a fully-diluted basis after giving effect to the sale of the Offered Shares contemplated by this Agreement and (y) the recipients thereof provide to the Representatives a signed the Company Lock-Up Agreement in substantially the form of Exhibit A-1 hereto. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Shares.

(o)    No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, directly or indirectly, and will use its reasonable best efforts to ensure that no affiliate of the Company will take, directly or indirectly, without giving effect to activities by the Underwriters, any action designed to or that might cause or result in stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company will, and shall use its reasonable best efforts to cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(p)    Enforce Lock-Up Agreements. During the Lock-up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Shares or Related Securities or any of the other actions restricted or prohibited under the terms of the form of the Company Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, the Company Lock-up Agreements entered into by the Company’s executive officers and directors pursuant to Section 1(I)(uu) hereof.

(q)    Renewal of Registration Statement. If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Offered Shares remain unsold by the Underwriters, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Shares, in a form satisfactory to the Representatives. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Offered Shares, in a form satisfactory to the Representatives and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Shares to continue as contemplated in the expired registration statement relating to the Offered Shares. References in this Section 3(q) to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(r)    Filing Fees. The Company will pay the required Commission filing fees relating to the Offered Shares within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

4.    Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum and a “Canadian wrapper”, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, in an amount not to exceed $7,500, (vii) the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Offered Shares, including any related filing fees and the legal fees of, and disbursements by, counsel to the Underwriters, in an amount not to exceed $15,000 in the aggregate, (viii) the costs and expenses of the Company relating to investor presentations on any Road Show, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of Road Show slides and graphics, fees and expenses of any consultants engaged in connection with the Road Show presentations with the prior approval of the Company, travel and lodging expenses of the Representatives, employees and officers of the Company and any such consultants, and in the event that the Underwriters and the Company agree to charter any aircraft of other transportation in connection with the Road Show, 50% of the cost of such aircraft, with the remaining 50% of the cost of such aircraft to be paid by the Underwriters, (ix) the fees and expenses associated with listing the Offered Shares on the Nasdaq, and (x) all other fees, costs and expenses of the nature referred to in the Registration Statement. Any such amount payable to the underwriters may be deducted from the purchase price for the Offered Shares. Except as provided in this Section 4 or in Section 7, Section 9 or Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

5.    Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company and the Selling Stockholder not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).

6.    Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1(I) and on the part of the Selling Stockholder set forth in Section 1(II) hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of each Option Closing Date as though then made, to the timely performance by the Company and the Selling Stockholder of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a)    Comfort Letter. On the date hereof, the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b)    Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For a period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date:

(i)    The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective.

(ii)    No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(iii)    FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(i)    No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Optional Shares purchased after the First Closing Date, each Option Closing Date, in the judgment of the Representatives, there shall not have occurred any material adverse change in the authorized capital stock of the Company or any Material Adverse Effect or any development that would cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above.

(c)    Opinion of Counsel for the Company and Selling Stockholder. On each of the First Closing Date and each Option Closing Date the Representatives shall have received (i) the opinion and negative assurance letter of Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”), counsel for the Company, dated as of such date, in form and substance satisfactory to the Representatives and (ii) the opinion of WSGR, counsel for the Selling Stockholder, dated as of such date, in form and substance satisfactory to the Representatives.

(d)    Opinion of Counsel for the Underwriters. On each of the First Closing Date and each Option Closing Date the Representatives shall have received the opinion and negative assurance letter of Cooley LLP, counsel for the Underwriters in connection with the offer and sale of the Offered Shares, in form and substance satisfactory to the Underwriters, dated as of such date.

(e)    Officers’ Certificate. On each of the First Closing Date and each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in Section 6(b)(ii) and further to the effect that:

(i)    for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Effect;

(ii)    the representations, warranties and covenants of the Company set forth in Section 1(I) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date; and

(iii)    the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date.

(f)    Chief Financial Officer’s Certificate. If requested by the Representatives, at the Applicable Time and on each Option Closing Date, the Representatives shall have received a certificate executed by the Chief Financial Officer of the Company, dated as of such date, in form and substance satisfactory to the Representatives.

(g)    Bring-down Comfort Letter. On each of the First Closing Date and each Option Closing Date the Representatives shall have received from Ernst & Young LLP, independent registered public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, which letter shall: (i) reaffirm the statements made in the letter furnished by them pursuant to Section 6(a), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and (ii) cover certain financial information contained in the Prospectus.

(h)    Lock-Up Agreements.

(i)    On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit A-1 hereto from the directors and executive officers (as defined in Rule 3b-7 under the Exchange Act), and each such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(ii)    On or prior to the date hereof, the Selling Stockholder shall have furnished to the Representatives an agreement in the form of Exhibit A-2 hereto, and such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(i)    Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(j)    Nasdaq. The Company shall have submitted a listing of additional shares notification form to Nasdaq with respect to the Offered Shares and shall have received no objection thereto from Nasdaq.

(k)    Additional Documents. On or before each of the First Closing Date and each Option Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice from the Representatives to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

7.    Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 6, Section 11 or Section 12(i), (iv) or (v) hereof, or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges; provided, however, that if this Agreement is terminated pursuant to Section 11, the Company shall only be required to reimburse such expenses, fees and disbursements of, or attributable to, the Underwriters that have not failed to purchase the Offered Shares that they have agreed to purchase hereunder.

8.    Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9.    Indemnification.

(a)    Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates and their respective partners, members, directors, officers, employees and agents, and each person, if any, who controls each Underwriter or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, Time of Sale Prospectus, any free writing prospectus, any Road Show or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(e) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Underwriter Information (as defined below).

(b)    Indemnification by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates and their respective partners, members, directors, officers, employees and agents, and each person, if any, who controls each Underwriter or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, Time of Sale Prospectus, any free writing prospectus, any Road Show or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(e) below) any such settlement is effected with the written consent of the Selling Stockholder, which consent shall not unreasonably be delayed or withheld; and

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall apply only to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission contained in the Selling Stockholder Information.

(c)    Indemnification by the Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Selling Stockholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a) and Section 9(b), respectively, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, any Road Show or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to such Underwriter and furnished to the Company in writing by such Underwriter or Underwriters expressly for use therein. The Company and the Selling Stockholder hereby acknowledge that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, any Road Show or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the third, twelfth and fourteenth paragraphs under the caption “Underwriting” in the Preliminary Prospectus and Prospectus (the “Underwriter Information”).

(d)    Notifications and Other Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. Upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party that the indemnified party may designate in such proceeding and shall pay the actual and reasonable fees and disbursements of such counsel related to such proceeding as incurred. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party except to the extent that (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (plus local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this

Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)    Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) or Section 9(b)(ii) effected without its written consent if (1) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (2) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (3) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

10.    Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company, the Selling Stockholder or the Underwriters, the Company, the Selling Stockholder and the Underwriters, as applicable, will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company, the Selling Stockholder and/or the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and/or the Selling Stockholder on the one hand and the Underwriters on the other hand. The relative benefits received by the Company and/or the Selling Stockholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Shares (before deducting expenses) received by the Company and/or the Selling Stockholder bear to the total compensation received by the Underwriters (before deducting expenses) from the sale of Offered Shares on behalf of the Company and/or the Selling Stockholder. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company and/or the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for the purpose of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(d) above. Notwithstanding the foregoing provisions of Section 9, the Underwriters shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the respective Underwriters and any officers, directors, partners, employees or agents of the Underwriters or their respective affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10, will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10 except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(d) above.

11.    Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representatives may make arrangements satisfactory to the Company and the Selling Stockholder for the purchase of such Offered Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Stockholder for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representatives, the Company and the Selling Stockholder shall each have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12.    Termination of this Agreement. Prior to the purchase of the Firm Shares by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholder if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by Nasdaq, or trading in securities generally on either Nasdaq or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges; (ii) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any material change, or any material development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company to any Underwriter, except that, in the case of Section 12(i), (iv) or (v), the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 or Section 7 hereof or (b) any Underwriter to the Company; provided, however, that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

13.    No Advisory or Fiduciary Relationship. The Company and the Selling Stockholder acknowledge and agree that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, or its creditors, employees or any other party or the Selling Stockholder, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholder on other matters) and no Underwriter has any obligation to the Company or the Selling Stockholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholder, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Selling Stockholder have consulted their own legal, accounting, regulatory and tax advisors to the extent each deemed appropriate.

14.    Representations and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and its officers, the Selling Stockholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers, directors or employees or any controlling person, as the case may be, or the Selling Stockholder and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

15.    Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(a)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 15, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

16.    Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:	Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Facsimile:
Attention: Equity Syndicate Desk, with a copy to the Legal Department

and

Cowen and Company, LLC 599 Lexington Avenue
New York, NY 10022
Facsimile: (646) 562-1124
Attention: General Counsel

with a copy to:	Cooley LLP
55 Hudson Yards
New York, NY 10001
Facsimile: (212) 479-6275
Attention: Daniel I. Goldberg, Esq. and Joshua A. Kaufman, Esq.

If to the Company:	Pacific Biosciences of California, Inc.
1305 O’Brien Drive
Menlo Park, CA 94025
Facsimile: (650) 323-9420
Attention: Brett Atkins, Esq.

with a copy to:	Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Facsimile: (650) 493-6811
Attention: Donna M. Petkanics, Esq. and Andrew Hoffman, Esq.

If to the Selling Stockholder:	Michael Hunkapiller

with a copy to:	Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Facsimile: (650) 493-6811
Attention: Donna M. Petkanics, Esq. and Andrew Hoffman, Esq.

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which Nasdaq and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 15 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

17.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholder and the Underwriters and their respective successors and the parties referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No party may assign its rights or obligations under this Agreement without the prior written consent of the other parties; provided, however, that each of the Representatives may assign its rights and obligations hereunder to an affiliate thereof without obtaining the consent of the Company, the Selling Stockholder and the other Representative.

18.    Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.    Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto issued pursuant hereto), together with the letter agreement between the Company and the Representatives, dated as of the date hereof, constitute the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company, the Selling Stockholder and the Underwriters. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

20.    GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

21.    CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

22.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and may be delivered by facsimile transmission or by electronic delivery of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com).

23.    Construction.

(a)    the section and exhibit headings herein are for convenience only and shall not affect the construction hereof;

(b)    words defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)    the words “hereof,” “hereto,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(d)    wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(e)    references herein to any gender shall include each other gender;

(f)    references herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder;

(g)    if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day; and

(h)    “knowledge” means, as it pertains to the Company, the actual knowledge of the executive officers and directors of the Company after reasonable inquiry by such persons into the relevant subject matter.

(i)    “Governmental Authority” means: (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing.

24.    General Provisions. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act and the Exchange Act.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Stockholder and the Underwriters.

Very truly yours,

COMPANY:

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

By:	/s/ Christian Henry
Name: Christian Henry
Title: Chief Executive Officer

SELLING STOCKHOLDER:

MICHAEL HUNKAPILLER

By:	/s/ Michael Hunkapiller

SIGNATURE PAGE TO UNDERWRITING AGREEMENT

ACCEPTED as of the date first-above written:

MORGAN STANLEY & CO. LLC
COWEN AND COMPANY, LLC
Acting severally on behalf of themselves and the several Underwriters named in Schedule A hereto.

MORGAN STANLEY & CO. LLC

By:	/s/ Chris Rigoli
Name: Chris Rigoli
Title: Vice President

COWEN AND COMPANY, LLC

By:	/s/ E. James Streator, III
Name: E. James Streator, III
Title: Managing Director

SIGNATURE PAGE TO UNDERWRITING AGREEMENT

SCHEDULE A

Underwriters	Number of Firm Shares to be Purchased
Morgan Stanley & Co. LLC	3,700,230
Cowen and Company, LLC	2,960,184
Cantor Fitzgerald & Co.	740,046

Total	7,400,460

SCHEDULE B

	Number of Firm Shares to be Sold	Maximum Number of Optional Shares to be Sold
The Company	6,096,112	914,416
The Selling Stockholder:
Michael Hunkapiller	1,304,348	195,652

Total	7,400,460	1,110,068

SCHEDULE C

Free Writing Prospectuses Included in the Time of Sale Prospectus

None.

SCHEDULE D

Pricing Information

Firm Shares: 7,400,460

Optional Shares: 1,110,068

Price to Public: $14.25

Underwriters’ Discount: $0.855

EXHIBIT A-1

Form of Company Lock-up Agreement

Lock-up Agreement

Morgan Stanley & Co. LLC

Cowen and Company, LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

c/o Cowen and Company, LLC

599 Lexington Avenue

New York, NY 10022

Re: Proposed Registered Follow-On Offering by Pacific Biosciences of California, Inc.

Ladies and Gentlemen:

The undersigned, an officer and/or a director of Pacific Biosciences of California, Inc., a Delaware corporation (the “Company”), understands that Morgan Stanley & Co. LLC (“Morgan Stanley”) and Cowen and Company, LLC (“Cowen”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company relating to the proposed registered follow-on offering (the “Offering”) of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The undersigned acknowledges that Morgan Stanley and Cowen are relying on the representations and agreements of the undersigned contained in this lock-up agreement in conducting the Offering and, at a subsequent date, in entering into the Underwriting Agreement and other underwriting arrangements with the Company with respect to the Offering.

In recognition of the benefit that the Offering will confer upon the undersigned as an officer and/or a director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and ending on the date that is ninety (90) days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not (and will cause any Immediate Family member (as defined below) not to), without the prior written consent of Morgan Stanley and Cowen, which may withhold their consent in their sole discretion, directly or indirectly, (i) sell, offer to sell, contract to sell or lend, effect any short sale or establish or increase a Put Equivalent Position (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or liquidate or decrease any Call Equivalent Position (as defined in Rule 16a-1(b) under the Exchange Act), pledge, hypothecate or grant any security interest in, or in any other way transfer or dispose of, any Common Stock or any securities

A-1-1

convertible into or exchangeable or exercisable for Common Stock, in each case whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), (ii) make any demand for, or exercise any right with respect to the registration of any of the Lock-Up Securities, or the filing of any registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) in connection therewith, under the Securities Act of 1933, as amended (the “Securities Act”), (iii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iv) publicly announce the intention to do any of the foregoing.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities pursuant to clauses (i) through (x) below without the prior written consent of Morgan Stanley and Cowen:

(i)	transfers that are bona fide gift or gifts;

(ii)

transfers to any trust for the direct or indirect benefit of the undersigned or an Immediate Family member of the undersigned (for purposes of this lock-up agreement, “Immediate Family member” shall mean the spouse, domestic partner, lineal descendant, parent, stepparent, sibling, stepsibling, uncle, aunt, niece, nephew, first cousin, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin);

(iii)	transfers made pursuant to a qualified domestic order or in connection with a divorce settlement;

(iv)	transfers by will or intestate succession to the legal representative, heir, beneficiary or immediate family of the undersigned upon the death of the undersigned;

(v)	transfers of Common Stock acquired in open market transactions after the Offering;

(vi)

the exercise of options, warrants or other rights to acquire Common Stock outstanding on the date hereof in accordance with their terms, provided that any such shares of Common Stock issued upon exercise, exchange or conversion of such options, warrants or other rights shall be deemed Lock-up Securities and continue to be subject to the restrictions set forth herein;

(vii)

transfers to the Company pursuant to any agreement under which the Company has the option to repurchase shares of Common Stock or a right of first refusal with respect to transfers of shares of Common Stock upon termination of service of the undersigned;

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(viii)

the “net exercise” of outstanding options in accordance with their terms and the surrender of shares of Common Stock (including, without limitation, pursuant to a “sell-to-cover” transaction) in lieu of payment in cash of the exercise price and any tax withholding obligations due as a result of such exercise or settlement, in each case pursuant to employee benefit plans disclosed in the final prospectus supplement (or any documents incorporated by reference therein) used to sell shares of Common Stock in the Offering;

(ix)

transfers pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock involving a “Change of Control” of the Company; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the undersigned shall continue to be subject to the restrictions set forth herein; or

(x)

transfers of Common Stock pursuant to a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act in effect as of the date hereof, so long as any public filing required under the Exchange Act specifies that the sale or transfer was made pursuant to such existing plan.

provided, however, that:

(1)

with respect to (i), (ii), (iii) and (iv) above, prior to any such transfer, Morgan Stanley and Cowen shall receive a signed lock-up agreement, substantially in the form of this lock-up agreement, for the balance of the Lock-Up Period from each donee, trustee, distributee or transferee, as the case may be, and such transfer shall not involve a disposition for value;

(2)

with respect to (i), (ii), (iii) and (iv) above, prior to the expiration of the Lock-Up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, done, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Common Stock in connection with such transfer;

(3)

with respect to (vii) above, if the undersigned is required to make a public disclosure or filing under the Exchange Act reporting a reduction in beneficial ownership of Common Stock during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such exercise; and

(4)

with respect to (ix) above, “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the stock of the Company.

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In addition, the undersigned may establish, amend or modify a plan meeting the requirements of Rule 10b5-1 promulgated under the Exchange Act; provided, that (A) such plan does not provide for the transfer of the undersigned’s Common Stock during the Lock-Up Period and (B) to the extent a public disclosure or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment, amendment or modification of such plan, such disclosure or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Lock-Up Period;

In addition, notwithstanding the foregoing, if the undersigned is a non-natural person, the undersigned may transfer the undersigned’s Lock-Up Securities to (A) any wholly-owned subsidiary of the undersigned or to the parent entity of the undersigned, (B) limited partners, members or stockholders of the undersigned and (C) any corporation, partnership, limited liability company, investment fund or other entity controlled or managed, or under common control or management by the undersigned or an Immediate Family Member of the undersigned; provided, however, that in any such case, it shall be a condition to the transfer that (X) the transferee execute an agreement stating that the transferee is receiving and holding such Lock-Up Securities subject to the provisions set forth in this letter agreement and there shall be no further transfer of such Lock-Up Securities except in accordance with this letter agreement, (Y) in no case shall a public filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer and (Z) any such transfer shall not involve a disposition for value.

The undersigned further agrees that the foregoing provisions shall be equally applicable to any Common Stock the undersigned may purchase or otherwise receive in the Offering.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any shares of Common Stock and/or any options or warrants or other rights to acquire Common Stock or any securities exchangeable or exercisable for or convertible into Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Common Stock, owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned confirms that the undersigned has not, and has no knowledge that any Immediate Family member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Common Stock. The undersigned will not, and will cause any Immediate Family member not to take, directly or indirectly, any such action.

A-1-4

The undersigned represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

The undersigned acknowledges and agrees that the underwriters for the Offering (the “Underwriters”) have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering, and the undersigned has consulted his/her own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Offering, the Underwriters are not making a recommendation to you to participate in the Offering or sell any shares of Common Stock at the price determined in the Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company on the one hand and Morgan Stanley and Cowen on the other hand.

This lock-up agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) the Company advising Morgan Stanley and Cowen in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the executed Underwriting Agreement being terminated prior to the closing of the Offering (other than the provisions thereof that survive termination), and (iii) November 30, 2020, in the event that the Underwriting Agreement has not been executed by such date.

[Signature Page Follows]

A-1-5

Very truly yours,

Name of Director/Officer (Print exact name)

By:
(Signature)

SIGNATURE PAGE TO LOCK-UP AGREEMENT

EXHIBIT A-2

Form of Selling Stockholder Lock-up Agreement

Lock-up Agreement

Morgan Stanley & Co. LLC

Cowen and Company, LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

c/o Cowen and Company, LLC

599 Lexington Avenue

New York, NY 10022

Re: Proposed Registered Follow-On Offering by Pacific Biosciences of California, Inc.

Ladies and Gentlemen:

The undersigned, an officer and/or a director of Pacific Biosciences of California, Inc., a Delaware corporation (the “Company”), understands that Morgan Stanley & Co. LLC (“Morgan Stanley”) and Cowen and Company, LLC (“Cowen”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company relating to the proposed registered follow-on offering (the “Offering”) of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The undersigned acknowledges that Morgan Stanley and Cowen are relying on the representations and agreements of the undersigned contained in this lock-up agreement in conducting the Offering and, at a subsequent date, in entering into the Underwriting Agreement and other underwriting arrangements with the Company with respect to the Offering.

In recognition of the benefit that the Offering will confer upon the undersigned as an officer and/or a director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and ending on the date that is ninety (90) days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not (and will cause any Immediate Family member (as defined below) not to), without the prior written consent of Morgan Stanley and Cowen, which may withhold their consent in their sole discretion, directly or indirectly, (i) sell, offer to sell, contract to sell or lend, effect any short sale or establish or increase a Put Equivalent Position (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or liquidate or decrease any Call Equivalent Position (as defined in Rule 16a-1(b) under the Exchange Act), pledge, hypothecate or grant any security interest in, or in any other way transfer or dispose of, any Common Stock or any securities

A-2-1

convertible into or exchangeable or exercisable for Common Stock, in each case whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), (ii) make any demand for, or exercise any right with respect to the registration of any of the Lock-Up Securities, or the filing of any registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) in connection therewith, under the Securities Act of 1933, as amended (the “Securities Act”), (iii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iv) publicly announce the intention to do any of the foregoing.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities pursuant to clauses (i) through (x) below without the prior written consent of Morgan Stanley and Cowen:

(xi)	transfers that are bona fide gift or gifts;

(xii)

transfers to any trust for the direct or indirect benefit of the undersigned or an Immediate Family member of the undersigned (for purposes of this lock-up agreement, “Immediate Family member” shall mean the spouse, domestic partner, lineal descendant, parent, stepparent, sibling, stepsibling, uncle, aunt, niece, nephew, first cousin, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin);

(xiii)	transfers made pursuant to a qualified domestic order or in connection with a divorce settlement;

(xiv)	transfers by will or intestate succession to the legal representative, heir, beneficiary or immediate family of the undersigned upon the death of the undersigned;

(xv)	transfers of Common Stock acquired in open market transactions after the Offering;

(xvi)

the exercise of options, warrants or other rights to acquire Common Stock outstanding on the date hereof in accordance with their terms, provided that any such shares of Common Stock issued upon exercise, exchange or conversion of such options, warrants or other rights shall be deemed Lock-up Securities and continue to be subject to the restrictions set forth herein;

(xvii)

transfers to the Company pursuant to any agreement under which the Company has the option to repurchase shares of Common Stock or a right of first refusal with respect to transfers of shares of Common Stock upon termination of service of the undersigned;

A-2-2

(xviii)

the “net exercise” of outstanding options in accordance with their terms and the surrender of shares of Common Stock (including, without limitation, pursuant to a “sell-to-cover” transaction) in lieu of payment in cash of the exercise price and any tax withholding obligations due as a result of such exercise or settlement, in each case pursuant to employee benefit plans disclosed in the final prospectus supplement (or any documents incorporated by reference therein) used to sell shares of Common Stock in the Offering;

(xix)

transfers pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock involving a “Change of Control” of the Company; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities owned by the undersigned shall continue to be subject to the restrictions set forth herein;

(xx)

transfers of Common Stock pursuant to a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act in effect as of the date hereof, so long as any public filing required under the Exchange Act specifies that the sale or transfer was made pursuant to such existing plan; or

(xxi)	transfers of Common Stock pursuant to the Underwriting Agreement provided, however, that:

(5)

with respect to (i), (ii), (iii) and (iv) above, prior to any such transfer, Morgan Stanley and Cowen shall receive a signed lock-up agreement, substantially in the form of this lock-up agreement, for the balance of the Lock-Up Period from each donee, trustee, distributee or transferee, as the case may be, and such transfer shall not involve a disposition for value;

(6)

with respect to (i), (ii), (iii) and (iv) above, prior to the expiration of the Lock-Up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, done, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Common Stock in connection with such transfer;

(7)

with respect to (vii) above, if the undersigned is required to make a public disclosure or filing under the Exchange Act reporting a reduction in beneficial ownership of Common Stock during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such exercise; and

(8)

with respect to (ix) above, “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the stock of the Company.

A-2-3

In addition, the undersigned may establish, amend or modify a plan meeting the requirements of Rule 10b5-1 promulgated under the Exchange Act; provided, that such plan does not provide for the transfer of greater than 2,900,000 shares of Common Stock (reduced by any number of shares of Common Stock sold pursuant to the Underwriting Agreement) issuable upon exercise of the undersigned’s outstanding options during the Lock-Up Period;

In addition, notwithstanding the foregoing, if the undersigned is a non-natural person, the undersigned may transfer the undersigned’s Lock-Up Securities to (A) any wholly-owned subsidiary of the undersigned or to the parent entity of the undersigned, (B) limited partners, members or stockholders of the undersigned and (C) any corporation, partnership, limited liability company, investment fund or other entity controlled or managed, or under common control or management by the undersigned or an Immediate Family Member of the undersigned; provided, however, that in any such case, it shall be a condition to the transfer that (X) the transferee execute an agreement stating that the transferee is receiving and holding such Lock-Up Securities subject to the provisions set forth in this letter agreement and there shall be no further transfer of such Lock-Up Securities except in accordance with this letter agreement, (Y) in no case shall a public filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer and (Z) any such transfer shall not involve a disposition for value.

The undersigned further agrees that the foregoing provisions shall be equally applicable to any Common Stock the undersigned may purchase or otherwise receive in the Offering.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any shares of Common Stock and/or any options or warrants or other rights to acquire Common Stock or any securities exchangeable or exercisable for or convertible into Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Common Stock, owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned confirms that the undersigned has not, and has no knowledge that any Immediate Family member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Common Stock. The undersigned will not, and will cause any Immediate Family member not to take, directly or indirectly, any such action.

The undersigned represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

A-2-4

The undersigned acknowledges and agrees that the underwriters for the Offering (the “Underwriters”) have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering, and the undersigned has consulted his/her own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Offering, the Underwriters are not making a recommendation to you to participate in the Offering or sell any shares of Common Stock at the price determined in the Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company on the one hand and Morgan Stanley and Cowen on the other hand.

This lock-up agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) the Company advising Morgan Stanley and Cowen in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the executed Underwriting Agreement being terminated prior to the closing of the Offering (other than the provisions thereof that survive termination), and (iii) November 30, 2020, in the event that the Underwriting Agreement has not been executed by such date.

Notwithstanding anything to the contrary contained herein, the provisions set forth herein shall not apply to the shares of Common Stock or any other Company securities held by Alloy Ventures 2005, L.P., Alloy Ventures 2002, L.P., and Alloy Partners 2002, L.P. (collectively, “Alloy”); provided, that if the undersigned is required to make a public disclosure or a filing under the Exchange Act reporting a reduction in beneficial ownership of Common Stock during the Lock-Up Period in connection with a transaction by Alloy, the undersigned shall include a statement in such report to the effect that such transaction was effected by Alloy, and not by the undersigned.

[Signature Page Follows]

A-2-5

Very truly yours,

Name of Director/Officer (Print exact name)

By:
(Signature)